Exhibit (c)
June 3, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Antelope Woods Apartments
6413 Tupelo Drive
Citrus Heights, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 124-unit complex constructed in 1986. It is an average quality development in average condition. Amenities include a clubhouse, swimming pool, spa, gated entrance, and laundry facilities. The subject property is currently 98% occupied. Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a number of items of deferred maintenance. Further, costs to bring the property into ADA compliance were also available. The stabilized value of the subject property, assuming no deferred maintenance or ADA compliance costs, is first estimated. The costs to cure the deferred maintenance and bring the property into ADA compliance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value – June 29, 2005

•	Date of property inspection – February/March 2005

•	Assignment due date – June 29, 2005

Gayle M. Ing, President and CEO JCM Partners, LLC	June 3, 2005 Page 2
Because the portfolio was large with a significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included: March 2005 rent roll, 2001 through 2004 historical operating statements, 2005 budget, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the properties were re-analyzed at the beginning of June using May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and used. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was completed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
NINE MILLION TWO HUNDRED SEVENTY THOUSAND DOLLARS
$9,270,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ R. Todd Larsen

R. Todd Larsen
Certified General Real Estate Appraiser
State of California License #AG026206

/s/ Steven D. Dunn

Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793
Doc. ID #M050132

June 7, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Carmichael Gardens Apartments
4247 Hackberry Lane
Carmichael, California 95608
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of an 84-unit complex constructed in 1975. It is an average quality development in average condition. Amenities include a swimming pool and a laundry facility. The subject property is currently 94.0% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a number of items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspection — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 7, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with a significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included: January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the properties were re-analyzed at the beginning of June using May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and used. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was completed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIX MILLION TWO HUNDRED FORTY THOUSAND DOLLARS
$6,240,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Jeffrey R. Shouse

Jeffrey R. Shouse
Certified General Real Estate Appraiser
State of California License #AG026208

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050133

June 29, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Country Glen Apartments
7575 Power Inn Road
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of an 80-unit complex constructed in 1990. It is an average quality development in average to good condition. Amenities include a clubhouse, exercise facilities, swimming pool and spa. The subject property is currently 100% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and were provided for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 29, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIX MILLION SIX HUNDRED FORTY THOUSAND DOLLARS
$6,640,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed

Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050134

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Creekside Gardens Apartments
300 Bel Air Drive
Vacaville, California 95687
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 194-unit complex constructed in 1979. It is an average quality development in average condition. Amenities include two swimming pools, a spa, exercise room and a laundry facility. The subject property is currently 95.9% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SEVENTEEN MILLION FIVE HUNDRED THOUSAND DOLLARS
$17,500,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Jeffrey R. Shouse

Jeffrey R. Shouse
Certified General Real Estate Appraiser
State of California License #AG026208

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050135

June 29, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Diablo View Apartments
4265 Clayton Road
Concord, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 73-unit complex constructed in 1984. It is an average quality development in average to good condition. Amenities include swimming pool and laundry facilities. The subject property is currently 100% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 29, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIX MILLION FOUR HUNDRED SIXTY THOUSAND DOLLARS
$6,460,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed

Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050136

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Driftwood Apartments
800 & 950 W. Grant Line Road
Tracy, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 178-unit complex constructed in 1973. It is an average quality development in average condition. Amenities include a swimming pool, a laundry room, attached garages and washer dryer hookups. The subject property is 96% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FIFTEEN MILLION FIVE HUNDRED SIXTY THOUSAND DOLLARS
$15,560,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Gavin J. McPhie

Gavin J. McPhie
Certified General Real Estate Appraiser
State of California License #AG036429

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050137

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Sacramento, CA 94520
Re: Fair Oaks Meadows Apartments
12202 Fair Oaks Boulevard
Fair Oaks, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 96-unit complex constructed in 1987. It is an average quality development in good condition. Amenities include a swimming pool, and hot tub, fireplaces in units, and air conditioning. The subject property is currently 99% occupied with one vacancy, based on the May 2005 rent roll. In addition, Interior and Exterior Capital Needs Inspection Reports and ADA Compliance Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the market value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
NINE MILLION ONE HUNDRED FORTY THOUSAND DOLLARS
$9,140,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Steven D. Dunn

Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050138

June 22, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Fairway Estates
1155 W. Center Street
Manteca, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 124-unit complex constructed in five phases from 1974 to 1975. It is an average quality development in average condition. Amenities include a swimming pool, exercise facilities and laundry facilities. The subject property is currently 92.7% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 22, 2005
JCM Partners, LLC	Page 2
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
EIGHT MILLION TWO HUNDRED TWENTY THOUSAND DOLLARS*
$8,220,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Gavin J. McPhie

Gavin J. McPhie
Certified General Real Estate Appraiser
State of California License #AG036429

/s/ Steven D. Dunn

Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793
Doc. ID #M050139

June 27, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Foxworth Apartments
4789 Manzanita Avenue
Carmichael, California 95608
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 64-unit complex constructed in 1986. It is an average quality development in average condition. Amenities include a swimming pool and a laundry facility. The subject property is currently 92.2% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 27, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FOUR MILLION EIGHT HUNDRED FORTY THOUSAND DOLLARS
$4,840,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Jeffrey R. Shouse

Jeffrey R. Shouse
Certified General Real Estate Appraiser
State of California License #AG026208

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050140

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Glenbrook Apartments
8725 La Riviera Drive
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 206-unit complex constructed in 1972. It is an average quality development in average condition. Amenities include swimming pool and laundry facilities. The subject property is currently 95% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FOURTEEN MILLION TWENTY THOUSAND DOLLARS
$14,020,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed

Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050141

June 20, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Greenbriar Apartments
2200 Coffee Road
Modesto, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 124-unit complex constructed in 1972. It is an average quality development in average condition. Amenities include a swimming pool, exercise facility, laundry room, and carport parking. The subject property is 98% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 20, 2005
JCM Partners, LLC	Page 2
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FIVE MILLION SIX HUNDRED FIFTY THOUSAND DOLLARS
$5,650,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ James A. Fogelberg

James A. Fogelberg
Certified General Real Estate Appraiser
State of California License #AG026207

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050142

June 27, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Hidden Creek Apartments
5100 Garfield Avenue
Sacramento, California 95841
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 100-unit complex constructed in 1979. It is an average quality development in average condition. Amenities include a swimming pool, spa, and four laundry facilities. The subject property is currently 89.0% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Also, the subject is currently operating slightly below stabilized occupancy. Therefore, the value of the subject property, assuming no deferred maintenance and stabilized occupancy, is first estimated. The costs to cure the deferred maintenance as well as the cost of reaching stabilized occupancy are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 27, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIX MILLION FOUR HUNDRED SEVENTY THOUSAND DOLLARS
$6,470,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Jeffrey R. Shouse

Jeffrey R. Shouse
Certified General Real Estate Appraiser
State of California License #AG026208

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050143

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Inglewood Oaks Apartments
7007 Inglewood Avenue
Stockton, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 64-unit complex constructed in 1970. It is an average quality development in average condition. Amenities include a swimming pool and laundry room. The subject property is currently 97% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
THREE MILLION FOUR HUNDRED TWENTY THOUSAND DOLLARS
$3,420,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Gavin J. McPhie

Gavin J. McPhie
Certified General Real Estate Appraiser
State of California License #AG036429

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050144

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: La Riviera Apartments
8795 La Riviera Drive
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 210-unit complex constructed in 1972. It is an average quality development in average condition. Amenities include a clubhouse, swimming pool, and laundry facilities. The subject property is currently 94% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FOURTEEN MILLION ONE HUNDRED TWENTY THOUSAND DOLLARS
$14,120,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed

Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050145

June 29, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: La Riviera Commons Apartments
8719 Woodman Way
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 144-unit complex constructed in 1977. It is an average quality development in average condition. Amenities include a clubhouse, swimming pool, tennis courts and laundry facilities. The subject property is currently 97% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 29, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
TEN MILLION FIVE HUNDRED SIXTY THOUSAND DOLLARS
$10,560,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed

Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050146

June 21, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Laurel Glen Apartments
574 Button Avenue
Manteca, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 152-unit complex constructed in 1985. It is an average quality development in average condition. Amenities include a swimming pool, spa, exercise facilities and laundry facilities. The subject property is currently 99.3% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 21, 2005
JCM Partners, LLC	Page 2
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
ELEVEN MILLION SIX HUNDRED THIRTY THOUSAND DOLLARS
$11,630,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Gavin J. McPhie

Gavin J. McPhie
Certified General Real Estate Appraiser
State of California License #AG036429

/s/ Steven D. Dunn

Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793
Doc. ID #M050147

June 29, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Lincoln Place Apartments
817 Fulton Ave
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 240-unit complex constructed in 1972. It is an average quality development in average condition. Amenities include two swimming pools, a clubhouse, exercise facilities and laundry facilities. The subject property is currently 98% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 29, 2005
JCM Partners, LLC	Page 2
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIXTEEN MILLION ONE HUNDRED THIRTY THOUSAND DOLLARS
$16,130,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed

Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050148

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Mariner’s Cove
8531 Mariner’s Drive
Stockton, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 87-unit complex constructed in 1985. It is an average quality development in average to good condition. Amenities include a swimming pool, a laundry room, attached garages and washer dryer hookups. The subject property is 94% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:

Gayle M. Ing, President and CEO JCM Partners, LLC	June 28, 2005 Page 2
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIX MILLION THREE HUNDRED EIGHTY THOUSAND DOLLARS
$6,380,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Gavin J. McPhie

Gavin J. McPhie
Certified General Real Estate Appraiser
State of California License #AG036429

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050149

June 14, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Meadow Gardens
7677 Greenback Lane and 6301 San Pablo Drive
Citrus Heights, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 256-unit complex constructed in 1976 known as Meadow Gardens 1 and Meadow Gardens 2 or “The Meadows”. It is an average quality development in average condition. Amenities include 2 outdoor swimming pools, a fitness center, recreation room, laundry rooms and carport parking. The subject property is currently 91.4% occupied, based on the May 2005 rent roll. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA Compliance Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the present value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 14, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included: January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the properties were re-analyzed at the beginning of June using May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and used. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was completed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIXTEEN MILLION ONE HUNDRED SIXTY THOUSAND DOLLARS
$16,160,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Steven D. Dunn

Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050151

June 23, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Meadow Lakes
1401 Lakewood Avenue
Modesto, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 196-unit complex constructed in 1985. It is an average quality development in average to good condition. Amenities include a swimming pool, sauna, hot tub, exercise facility, laundry room, and carport parking. The subject property is 94% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections -March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 23, 2005
JCM Partners, LLC	Page 2
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
NINE MILLION SIX HUNDRED SIXTY THOUSAND DOLLARS
$9,660,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ James A. Fogelberg

James A. Fogelberg
Certified General Real Estate Appraiser
State of California License #AG026207

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050150

June 15, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Morningside Creek Apartments
4412 Norwood Avenue
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of an 89-unit complex constructed in 1989. It is an average quality development in average to good condition. Amenities include a swimming pool, hot tub, clubhouse, exercise and fitness facilities, fireplaces in units, and air conditioning. The subject property is currently 96.6% occupied with three vacancies (based on the May Rent roll (indicating 12 vacancies) and the apartment manager indicating nine units renting out since that time). In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 15, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was completed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIX MILLION SIX HUNDRED SEVENTY THOUSAND DOLLARS
$6,670,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Steven D. Dunn

Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050152

June 15, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: North Country Vista Apartments
7740 Watt Avenue
Antelope, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 188-unit complex constructed in two phases (1983 and 1987). It is an average quality development in average condition. Amenities include swimming pool, spa, sauna, basketball court, fitness room, tot lot, and laundry facilities. The subject property is currently 97.9% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 15, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was completed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FOURTEEN MILLION SEVEN HUNDRED TWENTY THOUSAND DOLLARS
$14,720,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Steven D. Dunn

Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050153

June 23, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Northwood Place
3401 Shawnee Drive
Modesto, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 53-unit complex constructed in 1987. It is an average quality development in average to good condition. Amenities include a swimming pool, hot tub, exercise facility, laundry room, and carport parking. The subject property is 96% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections -March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 23, 2005
JCM Partners, LLC	Page 2
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
THREE MILLION FIVE HUNDRED TWENTY THOUSAND DOLLARS
$3,520,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ James A. Fogelberg

James A. Fogelberg
Certified General Real Estate Appraiser
State of California License #AG026207

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050154

June 29, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Oakview Apartments
2055 Fox Way
Concord, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 35-unit complex constructed in 1984. It is an average quality development in average to good condition. Amenities include swimming pool and laundry facilities. The subject property is currently 100% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provide for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 29, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
THREE MILLION FOUR HUNDRED TEN THOUSAND DOLLARS
$3,410,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed

Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050155

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Oakwood Apartments
7620 N. El Dorado Street
Stockton, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 318-unit complex constructed in 1972. It is an average quality development in average condition. Amenities include three swimming pools, exercise facilities, a clubhouse, tennis court, washer/dryer hookups in select units and laundry facilities. The subject property is currently 97% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a items of deferred maintenance. Therefore, the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SEVENTEEN MILLION THREE HUNDRED FORTY THOUSAND DOLLARS
$17,340,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Gavin J. McPhie

Gavin J. McPhie
Certified General Real Estate Appraiser
State of California License #AG036429

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050156

June 29, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Orangewood Apartments
6808 Wyndham Drive
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 298-unit complex constructed in 1974. It is an average quality development in average condition. Amenities include a management office, mail rooms, swimming pools and laundry facilities. The subject property is currently 94% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and ADA compliance reports were provided for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 29, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
NINIETEEN MILLION TWENTY THOUSAND DOLLARS
$19,020,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed

Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050157

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Park Lakewood
1500 Lakewood Avenue
Modesto, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 116-unit complex constructed in 1987. It is an average quality development in average to good condition. Amenities include a swimming pool, hot tub, exercise facility, clubhouse, laundry room, tanning booth and carport parking. The subject property is 95% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections -March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.
•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.
•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIX MILLION SEVEN HUNDRED TEN THOUSAND DOLLARS
$6,710,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ James A. Fogelberg

James A. Fogelberg
Certified General Real Estate Appraiser
State of California License #AG026207

/s/ Christoff C. Vaterlaus

Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050158

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Parkwood Apartments
2450 Peach Tree Drive
Fairfield, California 94533
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 107-unit complex constructed in 1985. It is an average quality development in average to good condition. Amenities include a swimming pool, laundry room, and a laundry facility. The subject property is currently 94.4% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005
•	Date of property inspections — February/March 2005
•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2

Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
EIGHT MILLION TWO HUNDRED THOUSAND DOLLARS
$8,200,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Jeffrey R. Shouse Jeffrey R. Shouse
Certified General Real Estate Appraiser
State of California License #AG026208

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050159

June 27, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Peach Tree Villa Apartments
2275 Peach Tree Drive
Fairfield, California 94533
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 43-unit complex constructed in 1984. It is an average quality development in average to good condition. Amenities include a swimming pool and a laundry facility. The subject property is currently 93.0% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value – June 29, 2005

•	Date of property inspections – February/March 2005

•	Assignment due date – June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 27, 2005
JCM Partners, LLC	Page 2
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
THREE MILLION FIVE HUNDRED THIRTY THOUSAND DOLLARS
$3,530,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Jeffrey R. Shouse Jeffrey R. Shouse
Certified General Real Estate Appraiser
State of California License #AG026208

/s/ Christoff C. Vaterlaus
Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050160

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Peachwood Apartments
2215 Peach Tree Drive
Fairfield, California 94533
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 66-unit complex constructed in 1984. It is an average quality development in average to good condition. Amenities include a swimming pool and a laundry facility. The subject property is currently 98.5% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value – June 29, 2005

•	Date of property inspections – February/March 2005

•	Assignment due date – June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FIVE MILLION ONE HUNDRED FIFTY THOUSAND DOLLARS*
$5,150,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Jeffrey R. Shouse Jeffrey R. Shouse
Certified General Real Estate Appraiser
State of California License #AG026208

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050161

June 16, 2005
Gayle M. Ing
President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Riverside Commons Apartments
6205 Riverside Boulevard
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 100-unit complex constructed in 1968. It is an average quality development in average condition. Amenities include swimming pool and laundry facilities. The subject property is currently 93% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance is then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value – June 29, 2005

•	Date of property inspections – February/March 2005

•	Assignment due date – June 29, 2005

Gayle M. Ing, President and CEO	June 16, 2005
JCM Partners, LLC	Page 2

Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SEVEN MILLION THIRTY THOUSAND DOLLARS
$7,030,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Steven D. Dunn Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050162

June 29, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Sterling Pointe Apartments
2237 Hurley Way
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 249-unit complex constructed in 1972. It is an average quality development in average condition. Amenities include swimming pool and laundry facilities. The subject property is currently 93% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value – June 29, 2005

•	Date of property inspections – February/March 2005

•	Assignment due date – June 29, 2005

Gayle M. Ing, President and CEO	June 29, 2005
JCM Partners, LLC	Page 2

Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FIFTEEN MILLION THREE HUNDRED FORTY THOUSAND DOLLARS
$15,340,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050163

June 27, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Sunrise Commons Apartments
8123 Sunrise Boulevard
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 168-unit complex constructed in 1985. It is an average quality development in average condition. Project amenities include a swimming pool, hot tub, clubhouse and carport parking. Amenities within the units include: fireplaces, patios or balconies and washers and dryers. The subject property is currently 93% occupied (based on the May rent roll). Interior and Exterior Capital Needs Inspection Reports and ADA Compliance Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the present value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value – June 29, 2005

•	Date of property inspections – February/March 2005

•	Assignment due date – June 29, 2005

Gayle M. Ing, President and CEO	June 27, 2005
JCM Partners, LLC	Page 2

Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FOURTEEN MILLION FOUR HUNDRED SEVENTY THOUSAND DOLLARS
$14,470,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Steven D. Dunn Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050164

June 29, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Villa Diablo Apartments
1599 Denkinger Court
Concord, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 16-unit complex constructed in 1984. It is an average quality development in average to good condition. Amenities include a laundry facility. The subject property is currently 100% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Costs to bring the subject property into ADA compliance were also provided. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value – June 29, 2005

•	Date of property inspections – February/March 2005

•	Assignment due date – June 29, 2007

Gayle M. Ing, President and CEO	June 29, 2005
JCM Partners, LLC	Page 2

Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
ONE MILLION SIX HUNDRED SEVENTY THOUSAND DOLLARS
$1,670,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Robert Steed Robert Steed
Certified General Real Estate Appraiser
State of California License #AG026209

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050165

June 23, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Villa Verde North
2100 Coffee Road
Modesto, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 115-unit complex constructed in 1971. It is an average quality development in average condition. Amenities include a swimming pool, exercise facility, clubhouse, laundry room and carport parking. The subject property is 97% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value – June 29, 2005

•	Date of property inspections –March 2005

•	Assignment due date – June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 23, 2005
JCM Partners, LLC	Page 2

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FIVE MILLION NINE HUNDRED TWENTY THOUSAND DOLLARS
$5,920,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ James A. Fogelberg James A. Fogelberg
Certified General Real Estate Appraiser
State of California License #AG026207

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050166

June 28, 2005
Gayle M. Ing
President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Village Green Apartments
766 Sunset Avenue
Suisun City, California 94585
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 224-unit complex constructed in 1985. It is an average to good quality development in average to good condition. Amenities include a swimming pool, spa, exercise room, and laundry facilities. The subject property is currently 94.6% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value – June 29, 2005

•	Date of property inspections – February/March 2005

•	Assignment due date – June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
NINETEEN MILLION SEVEN HUNDRED TWENTY THOUSAND DOLLARS
$19,720,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Jeffrey R. Shouse Jeffrey R. Shouse
Certified General Real Estate Appraiser
State of California License #AG026208

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050167

June 27, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Walnut Woods
275 E. Minnesota Avenue
Turlock, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 100-unit complex constructed in 1986. It is an average quality development in average to good condition. Amenities include a swimming pool, spa, clubhouse, laundry room, and carport parking. The subject property is 99% occupied. In addition, Interior and Exterior Capital Needs Inspection Reports and an ADA construction costs summary were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005

•	Date of property inspections -March 2005

•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

Gayle M. Ing, President and CEO	June 27, 2005
JCM Partners, LLC	Page 2
•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
SIX MILLION FOUR HUNDRED FIFTY THOUSAND DOLLARS
$6,450,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ James A. Fogelberg James A. Fogelberg
Certified General Real Estate Appraiser
State of California License #AG026207

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050168

June 15, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Windbridge Village
7336 Greenhaven Drive
Sacramento, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 108-unit complex constructed in 1980. It is an average quality development in average/good condition. Amenities include swimming pool, hot tub, sauna, clubhouse, open and covered parking, and laundry facilities. The subject property is currently 94.4% occupied with six vacancies (based on the May Rent roll (indicating 15 vacancies) and the apartment manager indicating nine units renting out since that time). In addition, Interior and Exterior Capital Needs Inspection Reports were provided for this analysis and indicate a few items of deferred maintenance. Therefore, the stabilized value of the subject property, assuming no deferred maintenance, is first estimated. The costs to cure the deferred maintenance are then deducted to estimate the “As-Is” value of the subject property.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005

•	Date of property inspections — February/March 2005

•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 13, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
EIGHT MILLION NINE HUNDRED EIGHTY THOUSAND DOLLARS
$8,980,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Steven D. Dunn Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050169

June 20, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Industrial Building
860 Kaiser Road
Napa, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of multi-tenant industrial flex building that totals 22,561 square feet (SF) that was constructed on a 1.1-acre (47,916 SF) site in 1996. The building is concrete tilt up with a flat roof located at the northeast corner of Enterprise Way and Kaiser Road. The building is above average in quality and condition. The subject property was demised for eight tenants and was 100% occupied based according to the January 2005 rent roll. Since the date of inspection, Private Reserve (Suite J) vacated its space and the subject according to the May 2005 rent roll is 91% occupied. There is a differing percentage and type of buildout for the various suites at the subject property. Some suites are fully built out for retail or office space, while other suites offer more warehouse space with little office buildout. Total interior buildout is estimated at 65%.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005

•	Date of property inspections — March 7, 2005

•	Assignment due date — June 29, 2005
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:

Gayle M. Ing, President and CEO	June 20, 2005
JCM Partners, LLC	Page 2
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on April 22, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The purpose of this appraisal is to estimate the “as-is” market value of the subject property. The interest appraised is the fee simple interest for the stabilized market value and the leased fee interest for the as is value. The site and improvements are described in this report. The concluded market value, as of June 29, 2005, is:

MARKET VALUE	DATE	VALUE
Stabilized Market Value (Fee Simple Interest)	June 29, 2005	$3,100,000
As Is Market Value (Leased Fee Interest)	June 29, 2005	$3,090,000
Since the date of inspection, one tenant has vacated the subject property. The stabilized market value is a hypothetical condition of this report because the building is not at stabilized occupancy. The As Is market value includes a deduction of $10,000 (rounded) for absorption costs to lease up the vacant tenant space. This valuation is subject to the conditions and comments presented in this report. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Richard M. Walcott Richard M. Walcott
Certified General Real Estate Appraiser
State of California License #AG021967

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050170

June 20, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: 900 Business Park
902 Enterprise Way
Napa, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of three multi-tenant industrial flex buildings that total 40,001 square feet (SF) that were constructed on a 3.0-acre (130,680 SF) site in 1990. The buildings are concrete tilt up with flat roofs located at the northwest corner of Highway 29 and Kaiser Road. They are above average in quality and condition. The subject property is demised for 10 tenants and currently 100% occupied (May 2005 rent roll). There is a differing percentage and type of buildout for the various suites at the subject property. Some suites are fully built out for retail or office space, while other suites offer more warehouse space with little office buildout. Total interior buildout is estimated at 65%.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005

•	Date of property inspections — March 7, 2005

•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 20, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on April 22, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
FOUR MILLION FOUR HUNDRED SIXTY THOUSAND DOLLARS
$4,460,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Richard M. Walcott Richard M. Walcott
Certified General Real Estate Appraiser
State of California License #AG021967

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050171

June 20, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Industrial Building
908 Enterprise Way
Napa, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject is one light industrial flex building located in a four building industrial complex on Enterprise Way. The building totals 22,135 square feet (SF) that was constructed on a 0.58-acre (25,264 SF) site in 1983. The building is mixed construction with metal and brick veneer with a flat roof located on the north side of Enterprise Way. The building is average in quality and condition. The subject property is demised for three tenants and is currently 100% occupied (May 2005 rent roll).
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005

•	Date of property inspections — March 7, 2005

•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 20, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on April 22, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
TWO MILLION DOLLARS
$2,000,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Richard M. Walcott Richard M. Walcott
Certified General Real Estate Appraiser
State of California License #AG021967

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050172

June 20, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Industrial Building
910 Enterprise Way
Napa, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject is one light industrial flex building located in a four building industrial complex on Enterprise Way. The building totals 26,894 square feet (SF) that was constructed on a 0.62-acre (27,007 SF) site in 1989. The building is mixed construction with metal and brick veneer with a flat roof located on the north of Kaiser Road and west of Highway 29. The building is average in quality and condition. The subject property was demised for one tenant and was 100% occupied based according to the January 2005 rent roll. The subject property was locked on the date of inspection on March 7, 2005. Since the date of inspection, the tenant bought out the remainder of the lease and the subject building is currently vacant.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005

•	Date of property inspections — March 7, 2005

•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 20, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on April 22, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The purpose of this appraisal is to estimate the “as-is” market value of the subject property. The interest appraised is the fee simple interest for the stabilized market value and the leased fee interest for the as is value. The site and improvements are described in this report. The concluded market value, as of June 29, 2005, is:

MARKET VALUE	DATE	VALUE
Stabilized Market Value (Fee Simple Interest)	June 29, 2005	$2,820,000

As Is Market Value (Leased Fee Interest)	June 29, 2005	$2,460,000
Since the date of inspection, the tenant has vacated the subject property. The as is market value; therefore, includes a deduction of $360,000 for absorption costs. This valuation is subject to the conditions and comments presented in this report. The analysis has been prepared by the undersigned.

Gayle M. Ing, President and CEO	June 20, 2005
JCM Partners, LLC	Page 3
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Richard M. Walcott Richard M. Walcott
Certified General Real Estate Appraiser
State of California License #AG021967

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050173

June 30, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Industrial Building
938 Kaiser Road
Napa, California
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject is an industrial warehouse building that totals 18,000 square feet (SF) that was constructed on a 1.0-acre (43,560 SF) site in 1980. The building is metal with a flat roof located on the north side of Kaiser Road. The building is average in quality and condition. The subject property is demised for one tenant and is currently 100% occupied (January and May 2005 rent rolls).
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005

•	Date of property inspections — March 7, 2005

•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 30, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on April 22, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
ONE MILLION FOUR HUNDRED THOUSAND DOLLARS
$1,400,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ Richard M. Walcott Richard M. Walcott
Certified General Real Estate Appraiser
State of California License #AG021967

/s/ Christoff C. Vaterlaus Christoff C. Vaterlaus, MAI, Principal
Certified General Real Estate Appraiser
State of California License #AG017996
Doc. ID #M050174

June 28, 2005
Gayle M. Ing, President and CEO
JCM Partners, LLC
2151 Salvio Street, Suite 325
Concord, CA 94520
Re: Salvio Pacheco Square
2151 Salvio Street
Concord, California 94520
Ms. Ing:
In accordance with your request, we have conducted an appraisal to estimate the “As-Is” value of the above captioned property. The property is valued using generally accepted appraisal principles and theory, and is intended to comply with the Uniform Standards of Professional Appraisal Practice (USPAP) guidelines and FIRREA requirements.
The subject property consists of a 120,496 square foot (SF), three-story office building with ground floor retail space. The property was constructed in approximately 1985 on a 1.21-acre site located along the north side of Salvio Street between Mt. Diablo and Grant Street in downtown Concord, California. The building, which is of Spanish-style architecture, is built surrounding a center courtyard with a large fountain. It is of steel-frame construction with a stucco and wood exterior and a tile roof. The majority of the office suites open to the courtyard, which have access via two centrally, located elevators. There are a total of 47 suites in the subject property that have an average size of 2,564 SF. As of the May 2005 rent roll, the property was 78.6% occupied. Based upon our inspection on February 25, 2005, the property is a good quality mixed-use office building with ground floor retail in average to good condition.
This appraisal assignment is considered a prospective value for the reasons outlined below. The subject property was appraised as part of a large portfolio assignment with the following required guidelines:
•	Requested date of value — June 29, 2005

•	Date of property inspections — February/March 2005

•	Assignment due date — June 29, 2005

Gayle M. Ing, President and CEO	June 28, 2005
JCM Partners, LLC	Page 2
Because the portfolio was large with significant amount of data to analyze, the appraisal process was conducted as follows:
•	Available data was analyzed in February/March/April of 2005. These items included January 2005 rent rolls, 2001 through 2004 historical operating statements, 2005 budgets, comparable sales, comparable rents as well as other market data.

•	The draft reports were then prepared and delivered to the client for review in March/April/May 2005. These early steps were taken to ensure that the assignment due date of June 29, 2005, was met.

•	Subsequent to the client’s review of the draft reports, the property was re-analyzed at the beginning of June utilizing May 2005 rent rolls and year-to-date April 2005 operating statements. Any changes in market conditions including updated comparable sales were researched and utilized. The subject property was not re-inspected.

•	All “refreshing and updating” of the report was competed in June and the reports were delivered on the due date of June 29, 2005.
For all intents and purposes, the appraisal was completed on June 1, 2005, with a June 29, 2005 date of value. It is debatable whether these circumstances constitute a prospective value; nevertheless, because the value and some of the analysis was prepared prior to the date of valuation, the values will be considered Prospective Values. This analysis also assumes that the physical and market conditions have not changed significantly from the dates listed above to the prospective valuation date of June 29, 2005.
The site and improvements are described in this report. The “As-Is” value conclusion, as of June 29, 2005, is:
EIGHTEEN MILLION FOUR HUNDRED THOUSAND DOLLARS
$18,400,000
This valuation is subject to the conditions and comments presented in this report, and is based on an exposure time of three months. The analysis has been prepared by the undersigned.
Respectfully,
PGP Valuation Inc

/s/ R. Todd Larsen R. Todd Larsen
Certified General Real Estate Appraiser
State of California License #AG026206

/s/ Steven D. Dunn Steven D. Dunn, MAI, SRA
Certified General Real Estate Appraiser
State of California License #AG003793
Doc. ID #M050175